UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

RESOURCE REIT, INC.

(Exact name of registrant specified in its charter)

Maryland	000-55430	80-0854717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

1845 Walnut Street, 17th Floor

Philadelphia, Pennsylvania 19103

(Address of principal executive offices)

Registrant’s telephone number, including area code: (215) 231-7050

Resource Real Estate Opportunity REIT II, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information in this Report set forth under Item 2.03 is incorporated herein by reference.

As previously disclosed in the Current Report on Form 8-K of Resource REIT, Inc. (f/k/a Resource Real Estate Opportunity REIT II, Inc.) (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on September 11, 2020 (the “Prior 8-K”), the Company’s board of directors approved an Amended and Restated Limited Partnership Agreement of RRE Opportunity OP II, LP (“OP II”), the Company’s operating partnership, on September 8, 2020 (the “OP II Operating Partnership Agreement”), to be effective at the time of the merger of Resource Real Estate Opportunity OP, LP (“OP I”) with and into OP II (the “REIT I Partnership Merger”). As described below, the REIT I Partnership Merger was effective on January 28, 2021 and the OP II Operating Partnership Agreement was entered into and became effective at that time. A full description of the terms of the OP II Operating Partnership Agreement is included under Item 1.01 in the Prior 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Merger with Resource Real Estate Opportunity REIT, Inc.

As previously disclosed in the Prior 8-K, the Company, OP II, OP I, Revolution I Merger Sub, LLC, a wholly owned subsidiary of the Company (“REIT I Merger Sub”), and Resource Real Estate Opportunity REIT, Inc. (“REIT I”) entered into an Agreement and Plan of Merger on September 8, 2020 (the “REIT I Merger Agreement”).

The stockholders of REIT I approved the REIT I Merger (as defined below) contemplated by the REIT I Merger Agreement at REIT I’s special meeting of stockholders held on January 26, 2021.

On January 28, 2021, pursuant to the REIT I Merger Agreement as amended to date, (i) REIT I merged with and into REIT I Merger Sub, with REIT I Merger Sub surviving as a direct, wholly owned subsidiary of the Company (the “REIT I Company Merger”) and (ii) OP I merged with and into OP II, with OP II surviving (the “REIT I Partnership Merger” and, together with the REIT I Company Merger, the “REIT I Merger”). At such time, in accordance with the applicable provisions of the Maryland General Corporation Law (the “MGCL”), the Maryland Limited Liability Company Act (the “MLLCA”) and the Delaware Revised Uniform Limited Partnership Act (“DRULPA”), the separate existence of REIT I and OP I ceased.

At the effective time of the REIT I Company Merger, (i) each issued and outstanding share of REIT I’s common stock (or a fraction thereof), $0.01 par value per share, converted into 1.22423 shares of the common stock of the Company, $0.01 par value per share (“Company Common Stock”) and (ii) each issued and outstanding share of REIT I’s convertible stock, $0.01 par value per share, converted into the right to receive $0.02 in cash, without interest.

At the effective time of the REIT I Partnership Merger, (i) each common unit of partnership interests in OP I outstanding immediately prior to the effective time of the REIT I Partnership Merger converted into the right to receive 1.22423 common units of partnership interest in OP II and (ii) each Series A Cumulative Participating Redeemable Preferred Unit in OP I issued and outstanding immediately prior to the effective time of the REIT I Partnership Merger converted into the right to receive one Series A Cumulative Participating Redeemable Preferred Unit in OP II.

The foregoing description of the REIT I Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the REIT I Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Merger with Resource Apartment REIT III, Inc.

As previously disclosed in the Prior 8-K, the Company, OP II, Resource Apartment OP III, LP (“OP III”), Revolution III Merger Sub, LLC, a direct wholly owned subsidiary of the Company (“REIT III Merger Sub”), and Resource Apartment REIT III, Inc. (“REIT III”) entered into an Agreement and Plan of Merger on September 8, 2020 (the “REIT III Merger Agreement”).

The stockholders of REIT III approved the REIT III Merger (as defined below) contemplated by the REIT III Merger Agreement at REIT III’s special meeting of stockholders held on January 26, 2021.

On January 28, 2021, pursuant to the REIT III Merger Agreement as amended to date, (i) REIT III merged with and into REIT III Merger Sub, with REIT III Merger Sub surviving as a direct, wholly owned subsidiary of the Company (the “REIT III Company Merger”) and (ii) OP III merged with and into OP II, with OP II surviving (the “REIT III Partnership Merger” and, together with the REIT III Company Merger, the “REIT III Merger”). At such time, in accordance with the applicable provisions of the MGCL, the MLLCA and the DRUPA, the separate existence of REIT III and OP III ceased.

At the effective time of the REIT III Company Merger, each issued and outstanding share of REIT III’s common stock (or a fraction thereof), $0.01 par value per share, converted into 0.925862 shares of Company Common Stock.

At the effective time of the REIT III Partnership Merger, each unit of partnership interests in OP III outstanding immediately prior to the effective time of the REIT III Partnership Merger was retired and ceased to exist. In addition, for each share of Company Common Stock issued in the REIT III Company Merger, a common partnership unit was issued by OP II to the Company.

The foregoing description of the REIT III Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the REIT III Merger Agreement, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K.

Combined Company

Each of the REIT I Merger and the REIT III Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

On January 28, 2021, subsidiaries of the Company (collectively, “Borrower”) entered into a structured credit facility transaction with CBRE Multifamily Capital, Inc. for delivery of loans and/or advances to Fannie Mae (the “Facility”) for a term of 15 years (the “Facility Termination Date”). Pursuant to the terms of the loan documents for the Facility, the lender agreed to make fixed advances and variable advances to Borrower during the term of the Facility provided that Borrower satisfies certain customary conditions as set forth in the Facility loan documents (the “Loan Documents”), including debt service coverage tests and loan-to-value tests. The fixed advances in the Facility may have terms not less than five or more than 15 years from the closing of such advance and variable advances in the Facility may have terms not less than five or more than 10 years from the closing of such advance. All advances must have maturity dates that do not exceed the Facility Termination Date. Borrower has the option to convert variable advances to fixed advances beginning on the first day of the second year of the variable advance term and ending seven years prior to the Facility Termination Date, subject to the satisfaction of customary requirements set forth in the Loan Documents.

The Facility is non-recourse to the Borrower except for the customary exceptions to non-recourse provisions of the Loan Documents (“carve-outs”). The Borrower’s obligations for the carve-outs are guaranteed solely by the Borrowers. The Company is the key principal under the Facility and as such must continue to indirectly own an interest in each Borrower and is subject to certain transfer restrictions with respect to its ownership interest in each Borrower as provided in the Loan Documents. In addition, the Facility contains customary representations and warranties, financial and other covenants, events of default and remedies typical for this type of facility.

The initial advance of $495,170,000 under the Facility occurred on January 28, 2021 and is secured by the following twelve multifamily properties located in Arizona, Colorado, Georgia, Oregon and Texas: Estates at Johns Creek, Heritage Pointe, Providence in the Park, South Lamar Village, Verona Apartments, Westside, 81 Fifty at West Hills, Adair off Addison I & II, Montclair Terrace, Palmer at Las Colinas, and Uptown Buckhead. The proceeds from the initial advance were used to refinance or pay off $462 million of the Company’s debt. Additional information about the initial advance is as follows:

Advance	Loan Amount	Term (years)	Interest Only	Total Rate	Payments
Fixed Advance 1	$235,205,000	10	Yes	2.79	Monthly
Fixed Advance 2	$235,205,000	7	Yes	2.62	Monthly
Variable Advance 1	$24,760,000	10	Yes	2.146	Monthly

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointments and Resignations

On January 27, 2021, upon the closing of the REIT I Merger and the REIT III Merger, Andrew Ceitlin, Robert Lieber and Lee Shlifer became members of the board of directors of the Company (the “Board”) pursuant to the terms of the merger agreements. Messrs. Shlifer and Ceitlin satisfy the independent director standards applicable to the Company and as independent directors, each will receive the same compensation and reimbursement of expenses that the Company pays to each of its independent directors. In addition, the Company entered into the Company’s form indemnification agreement for its independent directors with Messrs. Shlifer and Ceitlin. The form of indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 16, 2020.

Information about the appointment of Messrs. Ceitlin, Lieber and Shlifer to the Board, including their biographical information, is included under Item 5.02 in the Prior 8-K and is incorporated herein by reference. As independent directors, Messrs. Shlifer and Ceitlin will serve on the conflicts committee of the Board. As of the filing date of this Current Report on Form 8-K, the Board has not determined additional committee assignments for Messrs. Ceitlin, Lieber and Shlifer. The Company will provide the foregoing information by filing an amendment to this Report after the information is determined or becomes available. In addition, as provided in his letter of resignation tendered on September 8, 2020, as of January 27, 2021, David Spoont will no longer serve as a director of the Company.

Employment Agreements

In connection with the REIT I Merger, the Company assumed from REIT I, the employment agreements dated September 8, 2020 for the following executive officers of the Company: Alan F. Feldman, Chief Executive Officer and President, Thomas C. Elliott, Executive Vice President, Chief Financial Officer and Treasurer, and Michele (“Shelle”) R. Weisbaum, Senior Vice President and Chief Legal Officer. The Company assumed REIT I’s obligations under the employment agreements in their entirety. Information about the REIT I employment agreements is included under Item 5.02 in the Current Report on Form 8-K for Resource Real Estate Opportunity REIT, Inc. as filed with the SEC on September 11, 2020 and incorporated herein by reference. In addition, the employment agreements for Messrs. Feldman and Elliott and Ms. Weisbaum are filed as Exhibits 10.2, 10.3and 10.4 , respectively, to this Current Report on Form 8-K.

2020 Long-Term Incentive Plan

As of January 28, 2021, the effective time of the REIT I Merger, the Company assumed the 2020 Long-Term Incentive Plan of REIT I as amended to replace all references to REIT I to the Company (the “2020 LTIP”). The terns of the 2020 LTIP are described under Item 5.02 in the Prior 8-K and incorporated herein by reference. In addition, a copy of the 2020 LTIP is filed as Exhibit 10.5 to this Current Report on Form 8-K.

In addition, upon the effective time of the REIT I Merger, the shares of restricted stock of REIT I granted to Alan F. Feldman, Thomas C. Elliott, Steven R. Saltzman and Michele R. Weisbaum under the 2020 Long-Term Incentive Plan of REIT I were cancelled and converted into the right to receive 1.22423 shares of Company Common Stock. Each such share of Company Common Stock issued has, and is subject to, the same terms and conditions (including with respect to vesting) set forth in the 2020 Long-Term Incentive Plan of REIT I (which has been assumed and adopted by the Company as its own) and the related restricted stock agreements as in effect immediately prior to the REIT I Merger. The terms of the restricted stock are described under Item 5.02 in the Prior 8-K and incorporated herein by reference. In addition, a copy of the form of restricted stock agreement for the Company is filed as Exhibit 10.6 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2021, the Company filed Articles of Amendment with the State Department of Assessments and Taxation of Maryland changing the Company’s name from “Resource Real Estate Opportunity REIT II, Inc.” to “Resource REIT, Inc.” The Articles of Amendment became effective following the effective time of the mergers on January 28, 2021.

Item 7.01	Regulation FD Disclosure.

Press Release

On January 29, 2021, the Company issued a press release announcing the closing of the REIT I Merger and the REIT III Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the SEC, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, the audited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(a)(4) of Form 8-K, the pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 8, 2020, by and among the Company, OP II, Revolution I Merger Sub, LLC, OP I and REIT I, incorporated by reference to Exhibit 2.1 to the Prior 8-K

2.2	Agreement and Plan of Merger, dated as of September 8, 2020, by and among the Company, OP II, Revolution III Merger Sub, LLC, OP III and REIT III, incorporated by reference to Exhibit 2.2 to the Prior 8-K

3.1	Articles of Amendment of the Company*

10.1	Amended and Restated Limited Partnership Agreement of OP II*

10.2	Employment Agreement dated September 8, 2020 between REIT I and Mr. Feldman, incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by REIT I on September 11, 2020

10.3	Employment Agreement dated September 8, 2020 between REIT I and Mr. Elliott, incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by REIT I on September 11, 2020

10.4	Employment Agreement dated September 8, 2020 between REIT I and Ms. Weisbaum, incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed by REIT I on September 11, 2020

10.5	Resource REIT, Inc. Long Term Incentive Plan*

10.6	Form of Restricted Stock Agreement (Time Based)*

10.7	Form of Restricted Stock Agreement (Performance Based)*

10.8	Master Credit Facility Agreement, dated as of January 28, 2021, by and among RRE Addison Place Holdings, LLC, RRE Gilbert Holdings, LLC, RRE Providence Holdings, LLC, RRE Woodmoor Holdings, LLC, RRE Centennial Holdings, LLC, RRE Brentdale Holdings, LLC, RRE Breckenridge Holdings, LLC, RRE Bear Creek Holdings, LLC, RRE Fairways of Bent Tree Holdings, LLC, RRE Montclair Terrace Holdings, LLC, RRE Santa Rosa Holdings, LLC, RRE Buckhead Holdings, LLC, RRE FNM1 LLC, RRE FNM2 LLC, RRE FNM3 LLC, RRE FNM4 LLC, (collectively, the “Borrowers”) and CBRE Multifamily Capital, Inc.*#

99.1	Press Release for REIT I Merger and REIT III Merger*

*	Filed herewith
#	Certain portions of this exhibit have been omitted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE REIT, INC. (f/k/a Resource Real Estate Opportunity REIT II, Inc.)

Dated: January 29, 2021	By:	/s/ Alan F. Feldman
	Name:	Alan F. Feldman
	Title:	Chief Executive Officer and President